UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2011

HEALTHSPORT, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-23100	22-2649848
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1620 Beacon Place Oxnard, California	93033
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 822-5090

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03 Bankruptcy of Receivership.

On September 23, 2011 the United States Bankruptcy Court for the District of Arizona (the “Court”) assumed jurisdiction over the assets of HealthSport, Inc. (the “Registrant”) by leaving the existing Directors and officers of the Registrant in possession of such assets but subject to the supervision and orders of the Court in a Chapter 11 proceeding (Case Number 2:11–BK–27187-CGC).

The Registrant is hopeful that it will be able to arrange financing in the next 6 to 12 months which will allow it to emerge from bankruptcy with sufficient working capital to attain profitable operations shortly thereafter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Healthsport, Inc.
Dated: March 3, 2011
	By:	/s/ Kevin Taheri

Kevin Taheri
Chief Executive Officer